UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 23, 2014

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On September 23, 2014, General Mills, Inc. held its 2014 Annual Meeting of Stockholders. There were 514,519,818 shares of common stock represented either in person or by proxy at this meeting.  We have disclosed the final results for each matter voted upon, including the number of votes cast for or against, the number of abstentions, and as applicable, the number of broker non-votes.

1.              Election of Directors. Stockholders elected the following individuals as directors, each to serve a one-year term expiring at the company’s 2015 Annual Meeting of Stockholders, by the following votes:

Director Nominee	For	Against	Abstain	Broker Non- Votes
Bradbury H. Anderson	394,902,696	2,231,019	2,157,486	115,228,617
R. Kerry Clark	341,094,443	55,644,138	2,552,620	115,228,617
Paul Danos	394,012,498	2,877,862	2,400,841	115,228,617
Henrietta H. Fore	392,805,017	4,337,013	2,149,171	115,228,617
Raymond V. Gilmartin	388,081,117	9,048,428	2,161,656	115,228,617
Judith Richards Hope	384,870,486	12,346,784	2,073,931	115,228,617
Heidi G. Miller	388,850,057	8,348,080	2,093,064	115,228,617
Hilda Ochoa-Brillembourg	389,684,019	7,384,288	2,222,894	115,228,617
Steve Odland	388,357,982	8,778,386	2,154,833	115,228,617
Kendall J. Powell	378,567,211	12,410,631	8,313,359	115,228,617
Michael D. Rose	387,926,488	9,120,458	2,244,255	115,228,617
Robert L. Ryan	394,208,513	2,863,717	2,218,971	115,228,617
Dorothy A. Terrell	385,680,457	11,512,587	2,098,157	115,228,617

2.              Advisory Vote on Executive Compensation.  Stockholders approved the company’s compensation for its named executive officers on an advisory basis.  The proposal was supported by 94.3% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
369,030,161	22,341,600	7,919,440	115,228,617

3.              Ratification of Appointment of Independent Registered Public Accounting Firm. Stockholders ratified the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending May 31, 2015.  The proposal was supported by 99.1% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
507,676,639	4,503,074	2,340,105	0

4.              Stockholder Proposal for a Report on Unrecyclable Packaging. Stockholders did not approve a stockholder proposal for a report assessing the environmental impact of continuing to use unrecyclable brand packaging.  The proposal was supported by 6.5% of the votes cast “for” and “against” it:

For	Against	Abstain	Broker Non-Votes
24,718,410	356,782,709	17,790,082	115,228,617

5.              Stockholder Proposal for Elimination of Genetically Modified Ingredients. Stockholders did not approve a stockholder proposal for adoption of a policy for removing genetically modified ingredients from products sold or manufactured by the company.  The proposal was supported by 2.2% of the votes cast “for” and “against” it:

For	Against	Abstain	Broker Non-Votes
8,289,777	375,388,685	15,612,739	115,228,617

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2014

GENERAL MILLS, INC.

	By:	/s/ Roderick A. Palmore
		Name:	Roderick A. Palmore
		Title:	Executive Vice President, General Counsel and Secretary